UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Philip Morris International Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PHILIP MORRIS INTERNATIONAL INC. ATTN: DARLENE QUASHIE HENRY VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL AND CORPORATE SECRETARY 677 WASHINGTON BLVD., SUITE 1100 STAMFORD, CT 06901	Your Vote Counts! PHILIP MORRIS INTERNATIONAL INC. 2026 Virtual Annual Meeting Vote by 11:59 P.M. EDT, on May 5, 2026

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You invested in PHILIP MORRIS INTERNATIONAL INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.
Get informed before you vote
View the Notice, Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting any such material(s) prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote by Internet or Telephone by 11:59 p.m. EDT, on May 5, 2026, or Virtually at the Meeting May 6, 2026 9:00 A.M. EDT

Virtually at: www.virtualshareholdermeeting.com/PM2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1	Election of Directors:
1a.	Brant Bonin Bough	For
1b.	André Calantzopoulos	For
1c.	Michel Combes	For
1d.	Werner Geissler	For
1e.	Victoria Harker	For
1f.	Lisa A. Hook	For
1g.	Kalpana Morparia	For
1h.	Jacek Olczak	For
1i.	Robert B. Polet	For
1j.	Shlomo Yanai	For
2	Advisory Vote Approving Executive Compensation	For
3	Ratification of the Selection of Independent Auditors	For
4	Shareholder Proposal to issue a report on filter cleanup costs and extended producer responsibility laws for filters	Against

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